UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[X ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

GOLDEN QUEEN MINING CO. LTD.
(Name of Registrant as Specified In Its Charter)

__________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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GOLDEN QUEEN MINING CO. LTD.
6411 IMPERIAL AVENUE
WEST VANCOUVER, BC V7W 2J5

PROXY STATEMENT AND INFORMATION CIRCULAR

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 1, 2010

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at July 28, 2010, one Canadian dollar was equal to approximately $0.97 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the board of directors of Golden Queen Mining Co. Ltd., a British Columbia corporation (the “Company” or “Golden Queen”), for use at the Special Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. (Pacific Standard Time) on Wednesday, September 1, 2010, at the offices of Morton & Company, Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof. References to “shares” in this document will mean common shares of the Company unless otherwise noted.

Our administrative offices are located at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5. This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about August 4, 2010.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial shareholders. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $12,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company (“Management Proxyholder”). A shareholder desiring to appoint some other person (“Alternate Proxyholder”) to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. Registered shareholders electing to submit a proxy may do so by completing the enclosed form of proxy (the “Proxy”) and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy. In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold shares in their own name (referred to as “Beneficial Shareholders”). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of shares).

If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting. The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Services (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your shares in that capacity. If you wish to attend the Meeting and indirectly vote your shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare Investor Services Inc. at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is at least two persons present in person being shareholders entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” the approval, by special resolution, of the removal of Pre-existing Company Provisions (as defined in the Business Corporations Act (British Columbia), “FOR” the approval, by special resolution, of the adoption of new Articles of the Company, and “FOR” the approval, by special resolution, of the increase in the authorized capital of the Company from 100,000,000 to 150,000,000 common shares, all without par value. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On July 28, 2010 (the “Record Date”) there were 94,078,380 shares of our common stock (the “Common Stock”), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the Directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued
Landon T. Clay Providence, RI	726,077	Sole voting and investment control	0.77%
	21,956,063(2)(4)	Shared voting and investment control	23.34%
Thomas M. Clay Providence, RI	1,168,522(3)	Sole voting and investment control	1.24%
	17,158,969(2)	Shared voting and investment control	18.24%
Harris Clay Augusta, GA	4,797,094(4)	Shared voting and investment control	5.10%
Soledad Mountain LLC Delaware	7,258,330(5)	Sole voting and investment control	7.72%
Sprott Asset Management Inc. Toronto, ON	11,860,300(6)	Sole voting and investment control	12.61%
Gammon Gold Inc. Toronto, ON	7,500,000(7)	Sole voting and investment control	7.97%

(1)

The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports filed with the SEC or available at www.sedi.com, or from the shareholder, and includes direct and indirect holdings.

(2)	Landon Clay and Thomas Clay have shared voting and investment control of 17,158,969 shares.
(3)	Includes 300,000 shares issuable upon exercise of options.
(4)	Landon Clay and Harris Clay have shared voting and investment control of 4,797,094 shares.
(5)	Jonathon Clay is the managing member and has voting and investment control on the shares.
(6)	Sprott Asset Management LP holds the shares as portfolio manager.
(7)	Includes 2,500,000 shares issuable upon exercise of share purchase warrants.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1

REMOVAL OF PRE-EXISTING COMPANY PROVISIONS

Effective March 29, 2004, the Business Corporations Act (British Columbia) (the “Corporations Act”) replaced the previous Company Act (British Columbia) (the “Old Act”). As a consequence, all British Columbia companies are now governed under the Corporations Act. Every British Columbia company must have transitioned to the Corporations Act within two years from the coming into force of the Corporations Act. The Company transitioned to the Corporations Act in 2005.

Under the Corporations Act certain Pre-Existing Company Provisions (the “PCPs”) continue to apply to the Company unless such provisions are removed by way of special resolution of the shareholders. Removal of the PCPs would permit the Company to adopt updated corporate articles that reflect current business practice under the Corporations Act.

The board of directors of the Company proposes to remove the PCPs. If shareholders of the Company approve the proposal to remove the PCPs, the Company will file a Notice of Alteration, in the form attached hereto as Appendix “A”, with the British Columbia Registrar of Companies implementing the removal of the PCPs.

The removal of the PCPs requires the affirmative vote of not less than 75% of the votes cast at the Meeting by shareholders of the Company, present in person or by proxy. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a)	the Pre-Existing Company Provisions set forth in Part 16 of the Regulations to the Business Corporations Act (British Columbia) are hereby removed and no longer apply to the Company;

(b)

any director of the Company is authorized to instruct its agents to file a Notice of Alteration to a Notice of Articles with the British Columbia Registrar of Companies along with all other necessary documents and take such further actions that may be necessary to effect the amendment; and

(c)

the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolutions without further approval, ratification or confirmation by the shareholders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REMOVAL OF THE PRE-EXISTING COMPANY PROVISIONS.

PROPOSAL 2

ADOPTION OF NEW ARTICLES

The Company’s existing Articles (the “Existing Articles”) were implemented on May 30, 1986 pursuant to the Old Act. Since that time, a number of amendments have been made to the Corporations Act and certain corporate practices have evolved which are not reflected in the Existing Articles.

Accordingly, the Directors are recommending that the Company adopt a new form of Articles (the “Revised Articles”) to incorporate the provisions reflected in the amendments to the Act and to facilitate the Company being able to take advantage of certain mechanisms permitted by the legislation.

Key Provisions of Revised Articles

The following is a summary of certain key provisions contained in the Revised Articles that represent a change from the Existing Articles:

1.	Shareholder Resolutions at Meetings: the requisite majority to pass a special resolution at a meeting of shareholders may be decreased from a three-quarters majority to a two-thirds majority;

2.

Shareholder Resolutions by Written Consent: shareholders’ may pass a resolution without a meeting by unanimous written consent in the case of a special resolution, or by consent of the shareholders holding two- thirds of the voting shares in the case of an ordinary resolution;

3.	Location of Shareholder Meeting: general meetings of shareholders of the Company can now, if the location is approved by directors’ resolution, be held outside of British Columbia;

4.

Time of Shareholder Meeting: general meetings of shareholders of the Company are required to be held each calendar year and not more than fifteen months (rather than thirteen months as was previously the case) after the holding of the last preceding annual general meeting;

5.

Quorum for Shareholder Meetings: the quorum for a shareholder meeting will change to one person present at the meeting representing in person or by proxy, and not less than 10% of the votes eligible to be cast represented at such meeting;

6.	Redemption and Repurchase: any offer by the Company to purchase or redeem its own shares, need not be made pro rata to all the shareholders;

7.	Change of Name: the Company’s name may be changed by ordinary resolution or resolution of the directors;

8.

Director Indemnification: the Revised Articles reflect the Corporations Act provisions with respect to the indemnification of directors and officers and other eligible persons. These include the removal of court approval of any agreement to indemnify a director or officer in most cases, as well as mandatory indemnification in certain eligible cases;

9.

Non-certificated shares: the Revised Articles expressly permit the Company to issue shares using a book- based system where shareholders would receive a share statement rather than an actual physical share certificate. Use of a non-certificated share system has the potential to reduce the Company’s share records maintenance costs, facilitate transfers, and reduce the risk of loss of certificates; and

10.	Remuneration of Auditors: the directors of the Company can determine the remuneration of auditors without the Company obtaining shareholder approval.

A copy of the Revised Articles is attached as Appendix “B” to this Proxy Statement.

The resolution to adopt the Revised Articles must be passed by not less than 75% of the votes cast by the shareholders present in person or by proxy at the Meeting. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a)	the existing Articles of the Company be cancelled and the new Articles be adopted as the Articles of the Company; and

(b)

the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolutions without further approval, ratification or confirmation by the shareholders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF NEW ARTICLES OF THE COMPANY.

PROPOSAL 3

INCREASE OF AUTHORIZED CAPITAL

The Company proposes to alter its Notice of Articles to increase the Company’s authorized capital from 100,000,000 common shares without par value to 150,000,000 common shares without par value. The Company previously had also authorized 3,000,000 preferred shares without par value, however as no preferred shares are presently outstanding, no preferred shares will be included in the proposed alteration.

The Company currently has no specific proposals or agreements for offers or sales of its common shares. The Company expects that costs associated with developing a mine at its Soledad Mountain project may require additional equity financing. Any mine project financing or series of financings could result in the allotment of additional common shares that would exceed the Company’s current authorized capital. Accordingly, the Company believes that it is prudent to increase the authorized capital at this time.

The rights, privileges, preferences and restrictions applicable to the Company’s common shares will not be affected by the proposed change to the authorized capital. There are currently no provisions in the current or Revised Articles or agreements to which the Company is a party or is aware of, or any other facts or circumstances, that would give the Company a basis to conclude that the increase in authorized capital would have the effect of delaying, deferring or preventing a potential change in control.

If shareholders of the Company approve the proposal to change the Company’s capital structure, the Company will file a Notice of Alteration, in the form attached hereto as Appendix “A”, with the British Columbia Registrar of Companies implementing the change in the Company’s capital structure.

The resolution to increase the authorized capital must be passed by not less than 75% of the votes cast by the shareholders present in person or by proxy at the Meeting. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a)	the authorized capital of the Company be changed to 150,000,000 common shares, without par value, and no preferred shares, and the Company’s Notice of Articles be altered accordingly;

(b)

any director of the Company is instructed to authorize its agents to file a Notice of Alteration to a Notice of Articles with the British Columbia Registrar of Companies along with all other necessary documents and take such further actions that may be necessary to effect the amendment; and

(c)

the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolutions without further approval, ratification or confirmation by the shareholders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” INCREASING THE AUTHORIZED CAPITAL OF THE COMPANY TO 150,000,000 COMMON SHARES.

OTHER MATTERS

Golden Queen knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2011 Meeting of Shareholders must be received by the Secretary of Golden Queen by December 1, 2010, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act.

Dated at Vancouver, British Columbia, this 3rd day of August, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President

Appendix "A"

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.fin.gov.bc.ca/registries

Telephone: 250 356-8626
Hours: 8:30 – 4:30 (Monday – Friday)

NOTICE OF ALTERATION

FORM 11 – BC COMPANY

Section 257(4) *Business Corporations Act*

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FIPPA)
The personal information requested on this form is made available to the public under the authority of the *Business Corporations Act*. Questions about how the *FIPPA* applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY

300709

B NAME OF COMPANY

Golden Queen Mining Co. Ltd.

C ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered or added:

- ☐ Company name
- ☐ A translation of company name
- ☑ Pre-existing Company Provisions
- ☐ Date of a Resolution or Court Order
- ☑ Authorized Share Structure

D ALTERATION EFFECTIVE DATE – *Choose **one** of the following:*

☑ The alteration is to take effect at the time that this notice is filed with the registrar.

☐ The alteration is to take effect at 12:01a.m. Pacific Time on ____________ (YYYY / MM / DD) being a date that is not more than ten days after the date of the filing of this notice.

☐ The alteration is to take effect at ____________ Pacific Time on ____________ (YYYY / MM / DD) being a date and time that is not more than ten days after the date of the filing of this notice.

E CHANGE OF COMPANY NAME

The company is to change its name from ______________________________

to *(choose **one** of the following)*:

☐ ______________________________. This name has been reserved for the company under name reservation number ______________, or

☐ a name created by adding "B.C. Ltd." after the incorporation number of the company.

F TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

FORM 11/WEB Rev. 2004 / 3 / 10

Page 1

Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME	NEW TRANSLATION OF THE COMPANY NAME

Deletions: Remove the following translation(s) of the company name:

G PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the *Business Corporations Act*)
Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

☑ The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?	
	THERE IS NO MAXIMUM (✔)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✔)	WITH A PAR VALUE OF ($)	Type of currency	YES (✔)	NO (✔)
Common		150,000,000	✓				✓

I CERTIFIED CORRECT – I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	DATE SIGNED YYYY / MM / DD
	X	

FORM 11/WEB Rev. 2004 / 3 / 10

Page 2

Appendix “B”

Incorporation Number:
BC0300709

ARTICLES

OF

GOLDEN QUEEN MINING CO. LTD.

MORTON & COMPANY

MORTON & COMPANY

MORTON & COMPANY

MORTON & COMPANY

MORTON & COMPANY

PROVINCE OF BRITISH COLUMBIA

Business Corporations Act

Articles of “Golden Queen Mining Co. Ltd.”
(the “Company”)

1. INTERPRETATION

1.1 Definitions

In these Articles, unless the context otherwise requires:

(a)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(b)

“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(c)

“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(d)	“legal personal representative” means the personal or other legal representative of the shareholder;

(e)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(f)	“seal” means the seal of the Company, if any;

(g)	"solicitor of the Company" means any partner, associate or articled student of the law firm retained by the Company in respect of the matter in connection with which the term is used.

1.2 Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to and form a part of these Articles. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2. SHARES AND SHARE CERTIFICATES

2.1 Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

MORTON & COMPANY

2.2 Form of Share Certificate

Each share certificate issued by the Company shall be in such form as the directors may determine and approve and must comply with, and be signed as required by, the Business Corporations Act.

2.3 Shareholder Entitled to Certificate or Acknowledgment

Shares may be issued without a share certificate or written acknowledgment. Upon request, however, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or acknowledgement to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all.

2.4 Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(a)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(b)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(a)	proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(b)	any indemnity the directors consider adequate.

2.7 Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

MORTON & COMPANY

2.8 Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9 Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3. ISSUE OF SHARES

3.1 Directors Authorized

Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2 Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3 Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4 Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)	consideration is provided to the Company for the issue of the share by one or more of the following:

	(1)	past services performed for the Company;

	(2)	property; or

	(3)	money; and

MORTON & COMPANY

(b)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5 Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4. SHARE REGISTERS

4.1 Central Securities Register

The Company must maintain a central securities register in accordance with the provisions of the Business Corporations Act. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2 Closing Register

The Company must not at any time close its central securities register.

5. SHARE TRANSFERS

5.1 Private Issuer Restrictions

The provisions of Article 27 shall apply to any proposed transfer of a share of the Company.

5.2 Registering Transfers where Certificate or Acknowledgement

A transfer of a share of the Company for which a share certificate has been issued or for which the shareholder has received a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate must not be registered unless the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

(a)	an instrument of transfer, duly executed by the transferor or a duly authorized attorney of the transferor, in respect of the share;

(b)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate;

MORTON & COMPANY

(c)	if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment; and

(d)

such other evidence, if any, as the directors or the transfer agent may require to prove the title of the transferor or his duly authorized attorney or the right to transfer the shares, and the right of the transferee to have the transfer registered.

5.3 Registering Transfers where no Certificate or Acknowledgement

A transfer of a share of the Company for which a share certificate has not been issued or for which the shareholder has not received a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate (for example, where shares are issued in book-only form), must not be registered unless the requirements for transfer as approved by the directors have been met.

5.4 Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.5 Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.6 Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(a)	in the name of the person named as transferee in that instrument of transfer; or

(b)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.7 Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

MORTON & COMPANY

5.8 Transfer Agent

The Company may appoint one or more trust companies or agents as its transfer agent for the purpose of issuing, countersigning, registering, transferring and certifying the shares and share certificates of the Company.

5.9 Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6. TRANSMISSION OF SHARES

6.1 Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative of the shareholder, in the case of shares registered in the shareholders’ name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2 Rights of Legal Personal Representative

Subject to Article 6.1, on death or bankruptcy, the legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

6.3 Registration of Legal Personal Representative

Any person becoming entitled to a share in consequence of the death or bankruptcy of a shareholder shall, upon such documents and evidence being produced to the Company as the Business Corporations Act requires, or who becomes entitled to a share as a result of an order of a court of competent jurisdiction or a statute, has the right either to be registered as a shareholder in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

7. PURCHASE AND REDEMPTION OF SHARES

7.1 Company Authorized to Purchase or Redeem Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms the directors determine. The Company may, by a resolution of directors, cancel any of its shares purchased by the Company, and upon the cancellation of such shares the number of issued shares shall be reduced accordingly.

MORTON & COMPANY

7.2 Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)	the Company is insolvent; or

(b)	making the payment or providing the consideration would render the Company insolvent.

7.3 Sale and Voting of Purchased Shares

If the Company retains a share purchased, redeemed or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)	is not entitled to vote the share at a meeting of its shareholders;

(b)	must not pay a dividend in respect of the share; and

(c)	must not make any other distribution in respect of the share.

8. BORROWING POWERS

The Company, if authorized by the directors, may:

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(b)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)

mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the directors may determine.

MORTON & COMPANY

9. ALTERATIONS

9.1 Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may:

(a)	by special resolution:

(1)	create one or more classes of shares or, if none of the shares of a class are allotted or issued, eliminate that class of shares;

(2)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(4)	if the Company is authorized to issue shares of a class of shares with par value:

	i	decrease the par value of those shares; or

	ii	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(5)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)	alter the identifying name of any of its shares;

(7)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act; or

(8)	otherwise alter its shares or authorized share structure;

and alter its Articles and Notice of Articles accordingly.

9.2 Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may:

(a)

By ordinary resolution alter the Articles to create, vary or delete any special rights or restrictions for, and attach those special rights or restrictions to, or modify those special rights or restrictions of, the shares of any class; and

(b)

By directors’ resolution or by ordinary resolution, as permitted under the Articles or pursuant to the Business Corporations Act, create, vary or delete any special rights or restrictions for, and attach those special rights or restrictions to, or modify those special rights or restrictions of, the shares of any series of shares;

and alter its Articles and Notice of Articles accordingly.

MORTON & COMPANY

9.3 Change of Name

The Company may by directors’ resolution or by ordinary resolution, in each case as determined by the directors, authorize an alteration of its Notice of Articles in order to change its name.

9.4 Other Alterations

The Company, save as otherwise provided by these Articles and subject to the Business Corporations Act, may:

(a)

by directors’ resolution or by ordinary resolution, in each case as determined by the directors, authorize alterations to the Articles that are procedural or administrative in nature or are matters that pursuant to these Articles are solely within the directors’ powers, control or authority; and

(b)	if the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

10. MEETINGS OF SHAREHOLDERS

10.1 Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and thereafter must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2 Consent Resolution Instead of Meeting of Shareholders

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3 Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4 Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution and any notice of a general meeting, class meeting or series meeting or to consider approving the adoption of an amalgamation agreement, the approval of any amalgamation into a foreign jurisdiction or the approval of any arragement), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by directors’ resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

MORTON & COMPANY

(a)	if and for so long as the Company is a public company, 21 days;

(b)	otherwise, 10 days.

10.5 A Notice of Resolution to Which Shareholders May Dissent

The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent and a copy of the proposed resolution at lease the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days;

(b)	otherwise, 10 days.

10.6 Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)	if and for so long as the Company is a public company, 21 days;

(b)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7 Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8 Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

MORTON & COMPANY

10.9 Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a)	state the general nature of the special business; and

(b)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

	(1)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

	(2)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.10 Location of Meetings of Shareholders

The Company will hold meetings of shareholders in British Columbia, subject to the directors, by resolution, approving a location for such meetings outside of British Columbia.

11. PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1 Special Business

At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)	at an annual general meeting, all business is special business except for the following:

	(1)	business relating to the conduct of or voting at the meeting;

	(2)	consideration of any financial statements of the Company presented to the meeting;

	(3)	consideration of any reports of the directors or auditor;

	(4)	the setting or changing of the number of directors;

	(5)	the election or appointment of directors;

	(6)	the appointment of an auditor;

	(7)	the setting of the remuneration of an auditor;

	(8)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

MORTON & COMPANY

(9)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2 Majority Required for a Special Resolution

The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3 Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one person present at the meeting representing in person or by proxy not less than 10% of the votes eligible to cast at such meeting.

11.4 Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any solicitor for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.5 Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.6 Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.7 Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.6(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

MORTON & COMPANY

11.8 Chair

The following individuals are entitled to preside as chair at a meeting of shareholders:

(a)	the chair of the board, if any; or

(b)	if no chair of the board exists or is present and willing to act as chair of the meeting, the president of the Company; or

(c)	if the chair of the board, and the president of the Company are absent or unwilling to act as chair of the meeting, the solicitor of the Company.

11.9 Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, and the solicitor of the Company is absent or unwilling to act as chair of the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.10 Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.11 Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.12 Decisions by Show of Hands, Verbal Statements, or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy. In determining the result of a vote by show of hands, shareholders present by telephone or other communications medium in which all shareholders and proxy holders entitled to attend and participate in voting at the meeting are able to communicate with each other, may indicate their vote verbally or, otherwise in such manner as clearly evidences their vote and is accepted by the chair of the meeting.

11.13 Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.12, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

MORTON & COMPANY

11.14 Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.15 Casting Vote

In case of an equality of votes either on a show of hands or on a poll, the chair of a meeting of shareholders will have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.16 Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(a)	the poll must be taken:

(1) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(2) in the manner, at the time and at the place that the chair of the meeting directs;

(b)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c)	the demand for the poll may be withdrawn by the person who demanded it.

11.17 Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.18 Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.19 Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.20 No Demand for Poll on Election of Chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

MORTON & COMPANY

11.21 Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.22 Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12. VOTES OF SHAREHOLDERS

12.1 Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(a)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b)

on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2 Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3 Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(a)	any one of the joint shareholders may vote at any meeting of shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)

if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4 Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.

MORTON & COMPANY

12.5 Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)	for that purpose, the instrument appointing a representative must:

(1)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

	(2)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(b)	if a representative is appointed under this Article 12.5:

(1)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

	(2)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6 Proxy Provisions Do Not Apply to All Companies

Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7 Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8 Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9 Proxy Holder Need Not Be Shareholder

A person who is appointed as a proxy holder need not be a shareholder of the Company.

MORTON & COMPANY

12.10 Deposit of Proxy

A proxy for a meeting of shareholders must:

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11 Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	by the chair of the meeting, before the vote is taken.

12.12 Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder): _____________________

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

MORTON & COMPANY

12.13 Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(a)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	provided, at the meeting, to the chair of the meeting.

12.14 Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15 Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13. DIRECTORS

13.1 First Directors; Number of Directors

If the Company is not a pre-existing company under the Business Corporations Act, the first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a)	subject to paragraphs (b) and (c), the number of directors that is equal to the number of the Company’s first directors if applicable;

(b)	if the Company is a public company, the greater of three and the most recently set of:

	(1)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

	(2)	the number of directors set under Article 14.4;

(c)	if the Company is not a public company, the most recently set of:

	(1)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

	(2)	the number of directors set under Article 14.4.

MORTON & COMPANY

13.2 Change in Number of Directors

If the number of directors is set under Articles 13.1(b)(1) or 13.1(c)(1):

(a)	the shareholders may contemporaneously elect or appoint the directors up to that number; and

(b)

subject to Article 14.8, if the shareholders do not contemporaneously elect or appoint the number of directors set resulting in vacancies, then the directors may appoint, or failing which the shareholders may elect or appoint, directors to fill those vacancies.

13.3 Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4 Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5 Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6 Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7 Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8 Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

MORTON & COMPANY

14. ELECTION AND REMOVAL OF DIRECTORS

14.1 Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors set under these Articles from time to time; and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.

14.2 Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3 Failure to Elect or Appoint Directors

If:

(a)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(a)	when his or her successor is elected or appointed; and

(b)	when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4 Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

MORTON & COMPANY

14.5 Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors’ Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7 Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, then failing the filling of any vacancies as set forth in Article 14.6, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8 Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9 Ceasing to be a Director

A director ceases to be a director when:

(a)	the term of office of the director expires;

(b)	the director dies;

(c)	the director resigns as a director by notice in writing provided to the Company or a solicitor for the Company; or

(d)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10 Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

MORTON & COMPANY

14.11 Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15. ALTERNATE DIRECTORS

15.1 Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2 Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3 Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(a)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(b)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(c)

will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(d)

has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4 Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

MORTON & COMPANY

15.5 Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6 Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7 Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(a)	his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(b)	the alternate director dies;

(c)	the alternate director resigns as an alternate director by notice in writing provided to the Company or a solicitor for the Company;

(d)	the alternate director ceases to be qualified to act as a director; or

(e)	his or her appointor revokes the appointment of the alternate director.

15.8 Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16. POWERS AND DUTIES OF DIRECTORS

16.1 Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2 Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

MORTON & COMPANY

16.3 Setting the Remuneration of Auditors

The directors may from time to time set the remuneration of the auditors of the Company.

17. DISCLOSURE OF INTERESTS OF DIRECTORS AND OFFICERS

17.1 Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2 Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3 Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4 Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5 Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6 No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

MORTON & COMPANY

17.7 Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8 Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18. PROCEEDINGS OF DIRECTORS

18.1 Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2 Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3 Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(a)	the chair of the board, if any;

(b)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)	any other director chosen by the directors if:

	(1)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

	(2)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

	(3)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

MORTON & COMPANY

18.4 Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors:

(a)	in person;

(b)	by telephone; or

(c)	with the consent of all directors, by other communications medium;

if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5 Calling of Meetings

A director may, and the president, secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6 Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7 When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b)	the director or alternate director, as the case may be, has waived notice of the meeting.

18.8 Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9 Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director. Attendance of a director or alternate director is a waiver of notice of the meeting unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

MORTON & COMPANY

18.10 Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors then in office or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11 Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12 Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, e-mail or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19. EXECUTIVE AND OTHER COMMITTEES

19.1 Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2 Appointment and Powers of Other Committees

The directors may, by resolution:

(a)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)	delegate to a committee appointed under paragraph (a) any of the directors’ powers, except:

MORTON & COMPANY

	(1)	the power to fill vacancies in the board of directors;

	(2)	the power to remove a director;

	(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

	(4)	the power to appoint or remove officers appointed by the directors; and

(c)	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3 Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(a)	conform to any rules that may from time to time be imposed on it by the directors; and

(b)	report every act or thing done in exercise of those powers at such times as the directors may require.

19.4 Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(a)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b)	terminate the appointment of, or change the membership of, the committee; and

(c)	fill vacancies in the committee.

19.5 Committee Meetings

Subject to Article 19.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(a)	the committee may meet and adjourn as it thinks proper;

(b)

the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)	a majority of the members of the committee constitutes a quorum of the committee; and

(d)

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

MORTON & COMPANY

20. OFFICERS

20.1 Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2 Functions, Duties and Powers of Officers

The directors may, for each officer:

(a)	determine the functions and duties of the officer;

(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3 Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4 Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21. INDEMNIFICATION

21.1 Definitions

In this Article 21:

(a)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(b)

“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

	(1)	is or may be joined as a party; or

	(2)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

MORTON & COMPANY

(c)	“expenses” has the meaning set out in the Business Corporations Act.

21.2 Mandatory Indemnification of Eligible Parties

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding, provided that the obligation to indemnify against eligible penalties and pay expenses will not apply where such person has been compensated for such eligible penalties and expenses pursuant to a policy of insurance provided by the Company, in which case the obligation of the Company will be limited to payment of the different between the amount paid to such person pursuant to such policy of insurance and the amount of the eligible penalties and expenses. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3 Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4 Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or, these Articles or, if applicable, any former Companies Act or former Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5 Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)	is or was a director, alternate director, officer, employee or agent of the Company;

(b)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)	at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)	at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

MORTON & COMPANY

22. DIVIDENDS

22.1 Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2 Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3 No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4 Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5 Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

22.6 Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)	set the value for distribution of specific assets;

(b)

determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)	vest any such specific assets in trustees for the persons entitled to the dividend.

22.7 When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

MORTON & COMPANY

22.8 Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9 Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10 Dividend Bears No Interest

No dividend bears interest against the Company.

22.11 Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12 Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the registered address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13 Capitalization of Retained Earnings or Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

23. DOCUMENTS, RECORDS AND REPORTS

23.1 Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

MORTON & COMPANY

23.2 Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

24. NOTICES

24.1 Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:

(1) for a record mailed to a shareholder, the shareholder’s registered address;

(2)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(3) in any other case, the mailing address of the intended recipient;

(b)	delivery at the applicable address for that person as follows, addressed to the person:

(1) for a record delivered to a shareholder, the shareholder’s registered address;

(2)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(3) in any other case, the delivery address of the intended recipient;

(c)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(e)	physical delivery to the intended recipient; and

(f)	delivery in such other manner as may be approved by the directors and reasonably evidenced.

24.2 Deemed Receipt of Mailing

A notice, statement, report or other record that is:

(a)

mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, (Saturdays, Sundays and holidays excepted), following the date of mailing;

MORTON & COMPANY

(b)	faxed to a person to the fax number provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was faxed on the day it was faxed; and

(c)	e-mailed to a person to the e-mail address provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was e-mailed on the day it was e-mailed.

24.3 Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 24.1 is conclusive evidence of that fact.

24.4 Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5 Notice to Legal Personal Representatives and Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)	mailing the record, addressed to them:

	(1)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

	(2)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)

if an address referred to in paragraph (a)(2) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

24.6 Undelivered Notices

If any record sent to a shareholder pursuant to Article 24.1 is returned on two consecutive occasions because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

25. SEAL

25.1 Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(a)	any two directors;

MORTON & COMPANY

(b)	any officer, together with any director;

(c)	if the Company only has one director, that director; or

(d)	any one or more directors or officers or persons as may be determined by the directors.

25.2 Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

25.3 Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26. MECHANICAL REPRODUCTIONS OF SIGNATURES

26.1 Instruments may be Mechanically Signed

The signature of any officer, director, registrar, branch registrar, transfer agent or branch transfer agent of the Company, unless otherwise required by the Business Corporations Act or by these Articles, may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date or issue of such instrument.

26.2 Definitions of Instruments

The term "instrument" as used in Article 26.1 shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

MORTON & COMPANY

27. PROHIBITIONS

27.1 Definitions

In this Article 27:

(a)	“designated security” means:

	(1)	a voting security of the Company;

(2)

a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

	(3)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(b)	“security” has the meaning assigned in the Securities Act (British Columbia);

(c)	“voting security” means a security of the Company that:

	(1)	is not a debt security, and

	(2)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

27.2 Application

Article 27.3 does not apply to the Company if and for so long as it is a:

(a)	public company; or

(b)	a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

27.3 Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

The foregoing constitute the Articles of the Company	Date of signing
__________________________ President	___________, 20___

MORTON & COMPANY

GOLDEN QUEEN MINING CO. LTD.

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Special Meeting to be held on September 1, 2010

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Pacific Time, on August 30, 2010.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

02JL10028.E.SEDAR/000001/000001/i

Appointment of Proxyholder

I/We, being holder(s) of Golden Queen Mining Co. Ltd. hereby appoint: Lutz Klingmann, President of the Company, or failing him, Edward Mayerhofer, Solicitor for the Company,

OR

Print the name of the person you are appointing if this person is someone other than one of the persons named.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of Golden Queen Mining Co. Ltd. to be held at #1200 - 750 West Pender Street, Vancouver, BC, V6C 2T8, on September 1, 2010 at 10:00 AM Pacific Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Removal of Pre-Existing Company Provisions To approve, by special resolution, the removal of the Pre-existing Company Provisions (as defined in the *Business Corporations Act* (British Columbia)).	☐	☐
2. Approval of New Articles To approve, by special resolution, the adoption of new Articles of the Company.	☐	☐
3. Increase of Authorized Capital To approve, by special resolution, the increase in the authorized capital of the Company from 100,000,000 to 150,000,000 common shares all without par value.	☐	☐
4. Other Business To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

0 9 9 7 6 7 A R 0 G Q M Q

GOLDEN QUEEN MINING CO. LTD.

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Special Meeting to be held on September 1, 2010

NON-REGISTERED (BENEFICIAL) SHAREHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by Management, as proxyholder of the registered holder, in accordance with your instructions.
2. We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. **If you wish to attend the meeting in person or appoint some other person or company, who need not be a shareholder, to attend and act on your behalf at the meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the space provided (please see reverse).**
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by Management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the Notice of Meeting or other matters as may properly come before the meeting or any adjournment or postponement thereof.
8. Should you wish to receive a legal form of proxy, please write to Computershare at the address indicated above and one will be sent to you by mail. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the documentation provided by Management including any cut-off time for receipt.
9. Your voting instructions will be recorded on receipt of the VIF and a legal form of proxy will be submitted on your behalf.
10. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
11. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
12. This VIF should be read in conjunction with the accompanying documentation provided by Management.

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VIFs submitted must be received by 10:00 am, Pacific Time, on August 30, 2010.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

02JL10028.NOBO.E.SEDAR/000001/000001/i

Appointee(s)

Management Appointees are: Lutz Klingmann, President of the Company, or failing him, Edward Mayerhofer, Solicitor for the Company,

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Special Meeting of shareholders of Golden Queen Mining Co. Ltd. to be held at #1200 - 750 West Pender Street, Vancouver, BC, V6C 2T8, on September 1, 2010 at 10:00 AM Pacific Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Removal of Pre-Existing Company Provisions To approve, by special resolution, the removal of the Pre-existing Company Provisions (as defined in the *Business Corporations Act* (British Columbia)).	☐	☐
2. Approval of New Articles To approve, by special resolution, the adoption of new Articles of the Company.	☐	☐
3. Increase of Authorized Capital To approve, by special resolution, the increase in the authorized capital of the Company from 100,000,000 to 150,000,000 common shares all without par value.	☐	☐
4. Other Business To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Should you wish to receive a legal proxy, refer to Note #8 on reverse.

0 9 9 7 6 6 AR0 GQMQ